                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 15, 2003

                                   LASON, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE                                                  38-3214743
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)

                                    000-21407
                            (COMMISSION FILE NUMBER)



1305 STEPHENSON HIGHWAY
TROY, MI                                                       48083
(ADDRESS OF PRINCIPAL                                       (ZIP CODE)
 EXECUTIVE OFFICES)


                                 (248) 837-7100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     May 15, 2003 Press Release

ITEM 9.          REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12.
RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

         The following information is furnished to the Commission under Item 12. The information required by Item 12 is being furnished pursuant to this Item 9 in accordance with the interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216, dated March 27, 2003.

         On May 15, 2003, registrant announced its results of operations for the first quarter ended March 31, 2003 as set forth in the press release included as
Exhibit 99.1 hereto.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 19, 2003                  LASON, INC.
                                      (REGISTRANT)


                                      By:  /s/   Ronald D. Risher,
                                           ------------------------
                                                 Ronald D. Risher, President
                                                 and CEO

                                  EXHIBIT INDEX

Exhibit:                   Description:

99.1                       May 15, 2003 Press Release